UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-02715

Exact name of registrant as specified in charter:
DELAWARE GROUP® STATE TAX-FREE INCOME TRUST

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: February 28

Date of reporting period: February 28, 2011

Item 1. Reports to Stockholders

Annual report Delaware Tax-Free Pennsylvania Fund February 28, 2011 Fixed income mutual fund
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free Pennsylvania Fund at www.delawareinvestments.com.

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Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Tax-Free Pennsylvania Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Table of contents
Portfolio management review	1
Performance summary	6
Disclosure of Fund expenses	10
Sector allocation	12
Statement of net assets	13
Statement of operations	25
Statements of changes in net assets	26
Financial highlights	28
Notes to financial statements	34
Report of independent registered
public accounting firm	43
Other Fund information	44
Board of trustees/directors and
officers addendum	46
About the organization	56

Unless otherwise noted, views expressed herein are current as of Feb. 28, 2011, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2011 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Tax-Free Pennsylvania Fund	March 8, 2011

Performance preview (for the year ended February 28, 2011)
Delaware Tax-Free Pennsylvania Fund (Class A shares)	1-year return	+0.48%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+1.72%
Lipper Pennsylvania Municipal Debt Funds	1-year return	+0.39%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 6.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper Pennsylvania Municipal Debt Funds average compares funds that limit assets to those securities that are exempt from taxation in Pennsylvania (double tax-exempt) or city (triple tax-exempt).

Delaware Tax-Free Pennsylvania Fund returned +0.48% at net asset value and -4.00% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended Feb. 28, 2011. For the same period, the average return within the Lipper Pennsylvania Municipal Debt Funds peer group was +0.39%, and the Barclays Capital Municipal Bond Index returned +1.72%. Complete, annualized performance for Delaware Tax-Free Pennsylvania Fund is shown in the table on page 6.

National economic environment

During the Fund’s fiscal year, the U.S. economy continued to emerge from its biggest downturn in seven decades, albeit relatively slowly. As the Fund’s fiscal year got under way, U.S. economic growth took a step backward, with gross domestic product (a measure of the economy’s production of goods and services) slipping from an annualized rate of 3.7% in the first quarter of 2010 to just 1.7% in the second quarter. The grim economic situation was reflected in the national unemployment rate, which stood at 9.7% at the start of the fiscal year.

Several factors contributed to sluggish economic performance, among them:
  Investors focused their attention on the high levels of sovereign debt across the developed world (and particularly in Greece), fearing that reductions in government spending could exacerbate declining economic growth.
  The U.S. housing market’s glut of supply continued to weigh on home prices in many parts of the country.
  State and local governments, whose spending makes up a sizeable component of GDP, were cutting back expenditures to meet big budget shortfalls.
GDP data moderately improved as the fiscal year went on, with the economy growing at an annual rate of 2.6% in the third quarter of 2010 and 2.8% in the final three months of the year. The employment picture, while still generally challenging, began to improve as well, finishing the Fund’s fiscal year at 8.9%.

Data: Bloomberg, Lipper, U.S. Department of Commerce

Portfolio management review
Delaware Tax-Free Pennsylvania Fund

Pennsylvania economic environment

Though a recovering U.S. economy has helped stabilize state revenues somewhat, Pennsylvania lawmakers still faced considerable challenges when setting policy. They encountered pressures from both sides of the ledger, as demand for increased outlays coincided with upcoming reductions in federal stimulus funds.

At the time of this writing, Pennsylvania’s governor has unveiled a $27.3 billion budget for the state’s fiscal 2012 that looks to close a $4 billion gap through steep spending cuts in areas such as public schools, higher education, and public health programs. The proposed budget is 3.1% leaner than Pennsylvania’s $28.2 billion budget for fiscal 2011. It does not contain any new taxes, and a much-discussed tax on the extraction of natural gas from Marcellus shale is now off the table. (Data: Pennsylvania Office of the Budget.)

Through February 2011, Pennsylvania’s fiscal-year-to-date revenues totaled $15.2 billion, which is $243.2 million (or 1.6%) above estimates. Sales taxes are currently coming in 1.8% above estimates, while personal and corporate income taxes are beating projections by 1.1% and 7.9%, respectively. (Data: Pennsylvania Department of Revenue.)

A word about the state’s pension plans: Pennsylvania’s pension systems are comparatively well funded, though in recent years the state has underfunded its contributions into the plans. This was a result of a 2003 law that loosened the amortization schedules that apply to the pension systems. That law expires in 2013, however, at which time the state’s contributions are scheduled to increase. Contributions from the commonwealth are already growing, with 2011 contributions up 15.9% compared to the prior year.

Municipal market trends

For the first eight months of the Fund’s fiscal year, the municipal bond market enjoyed strong performance, echoing the positive trends of 2009 and benefiting from several factors, including:
  Low inflation and declining interest rates provided a favorable climate for fixed-income securities.
  The popular Build America Bond (BAB) program continued to divert supply away from the traditional tax-exempt bond market and toward the taxable bond market.
  In this environment of reduced supply of tax-exempt securities, demand remained strong, especially for lower-rated, higher-yielding issues.
In November 2010, conditions in the tax-exempt bond market worsened suddenly and sharply, as many investors became increasingly concerned about the potential for inflation to put downward pressure on bond prices. Concerns were heightened by several developments, including the Federal Reserve’s announcement that it would engage in another round of quantitative easing (QE2), in which it ultimately plans to purchase $600 billion of Treasury securities, in order to further spur economic growth.

Meanwhile, several other events inhibited the bond market:
  With the BAB program facing expiration at the end of 2010, many investors realized that supply of tax-exempt bonds could potentially increase markedly.
  Negative sentiment was growing about the fiscal health of state and local governments.

  Significant gains in the number of Republican seats in Congress led many investors to envision a less friendly environment for federal aid to help states manage their budget challenges.
  An extension of Bush-era tax cuts led some investors to view municipal bonds less favorably.
This confluence of factors precipitated dramatic investment outflows from municipal bond funds in the final months of 2010 and early 2011, reversing the tremendous inflows seen during the market’s run-up in much of 2010.

Against this backdrop, yields on AAA-rated 10-year municipal bonds rose 13 basis points, while yields on AAA-rated longer bonds (going out to 30 years in maturity) increased by 53 basis points. In other words, because longer-dated bonds generally have more interest-rate sensitivity than their shorter-term counterparts, their prices suffered most when many investors began anticipating a rising rate environment. Relative to U.S. Treasury debt of similar maturities, municipal yields increased from 91.6% at the start of the reporting period to 104.5% at the end of the period. (Data: Thomson Reuters.)

Fund positioning

When the Fund’s fiscal year began, we maintained a modest emphasis on lower-rated, longer-dated securities, using research capabilities to help identify those securities we believed offered good value relative to their risk. This approach generally worked well, and many of the securities owned in the Fund made very good contributions to performance.

Unfortunately, this approach hampered the Fund’s returns relative to its benchmark index when market conditions deteriorated in the final months of the fiscal year. As investors’ confidence in the tax-exempt bond market generally waned, securities with heightened credit risk (such as lower-rated bonds) or interest-rate risk (namely, bonds with longer maturity dates) underperformed their higher-rated, shorter-dated counterparts.

As the Fund’s fiscal year came to a close, we faced the need to make a decision about current market conditions — whether to treat them as a passing storm or as a fundamental change that warranted a shift in approach. We concluded that the increased volatility in the municipal bond environment at least required us to position the Fund’s portfolio somewhat more conservatively. This resulted in an increased focus on intermediate-maturity bonds with higher credit ratings, and a reduction of exposure to longer-dated, lower-rated bonds where appropriate.

Our conservative positioning was consistent with our overall philosophy of managing the Fund with an emphasis on preserving principal. We are willing to be somewhat more conservative than other municipal bond managers (perhaps sacrificing a bit of performance potential) in an attempt to avoid greater losses during difficult market environments.

Performance effects

From a sector perspective, notable contributors to the Fund’s performance were hospitals, industrial development revenue credits (corporate-backed municipal bonds, also known as IDR bonds), and prerefunded bonds, which are very high-quality, short-duration bonds. (When a bond is prerefunded, the issuer has secured the bond’s principal value by holding some type of risk-free asset — typically Treasurys — in an escrow account.) When comparing performance among bonds of various credit qualities, AAA-rated bonds held in the

Portfolio management review
Delaware Tax-Free Pennsylvania Fund

Fund, especially prerefunded bonds, generally outperformed when conditions in the municipal market were most challenging. In addition, the Fund’s BBB-rated bonds, most notably some of the hospital and IDR issues, were helpful when the market was faring much better.

On an individual security basis, the Fund saw good results from Cambridge, Pennsylvania sewer revenue bonds, as essential services have traditionally been popular areas to invest in during challenging economic times. The Fund also benefited from a position in Delaware County hospital bonds for Mercy Health Corporation, as these securities were redesignated as prerefunded bonds during the period. Delaware County bonds for Eastern College were also strong contributors to the Fund.

Broadly speaking, many of the bonds that most hindered returns were securities that were added to the Fund near the market’s peak. As a result, these bonds were higher in price than many of the others in the Fund’s portfolio and therefore had farther to fall during the less favorable market conditions that followed. The education sector was the biggest sector-related detractor for the Fund. For example, we were disappointed by the performance of the Fund’s position in student-housing bonds issued by East Stroudsburg University. The Fund’s performance was also hampered by a position in zero-coupon bonds issued by the Pennsylvania State Turnpike Commission. Zero-coupon bonds are extremely sensitive to interest rates and consequently were poor performers once rates began rising sharply in the final months of the fiscal year. Pennsylvania Housing Finance Agency bonds also lagged the market during the period.

As in prior reporting periods, we continue to follow our basic investment philosophy and management approach. We believe successful municipal bond investing requires rigorous credit analysis. In our opinion, there is no substitute for thorough credit research. On a bond-by-bond basis, we scrutinize each security we include in the Fund to help ensure our comfort level with its financial position and to feel confident that, in our view, any potential risks are more than offset by the potential income provided by the bond.

Performance summary
Delaware Tax-Free Pennsylvania Fund	February 28, 2011

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance1,2	Average annual total returns through Feb. 28, 2011
	1 year	5 years	10 years	Lifetime
Class A (Est. March 23, 1977)
Excluding sales charge	+0.48%	+3.38%	+4.41%	+5.70
Including sales charge	-4.00%	+2.44%	+3.92%	+5.56
Class B (Est. May 2, 1994)
Excluding sales charge	-0.16%	+2.59%	+3.74%	+4.28
Including sales charge	-3.97%	+2.34%	+3.74%	+4.28
Class C (Est. Nov. 29, 1995)
Excluding sales charge	-0.15%	+2.62%	+3.61%	+3.58
Including sales charge	-1.11%	+2.62%	+3.61%	+3.58

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.28% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

This fee has been contractually limited to 0.25% of average daily net assets from June 28, 2010, through June 28, 2011.

The Board of Trustees has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance summary
Delaware Tax-Free Pennsylvania Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 0.64% of the Fund’s average daily net assets from June 28, 2010, through June 28, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.98%	1.70%	1.70%
(without fee waivers)
Net expenses	0.88%	1.64%	1.64%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment1
Average annual total returns from Feb. 28, 2001, through Feb. 28, 2011

For period beginning Feb. 28, 2001 through Feb. 28, 2011	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$15,960
Delaware Tax-Free Pennsylvania Fund — Class A shares	$9,550	$14,687

1 The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Feb. 28, 2001, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 8. Please note additional details on pages 8 through 9.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Feb. 28, 2001. The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DELIX	233216100
Class B	DPTBX	233216209
Class C	DPTCX	233216308

Disclosure of Fund expenses
For the six-month period September 1, 2010 to February 28, 2011

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from September 1, 2010 to February 28, 2011.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Tax-Free Pennsylvania Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	9/1/10	2/28/11	Expense Ratio	9/1/10 to 2/28/11*
Actual Fund return
Class A	$1,000.00	$953.00	0.87%	$4.21
Class B	1,000.00	950.50	1.65%	7.98
Class C	1,000.00	950.60	1.65%	7.98
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.48	0.87%	$4.36
Class B	1,000.00	1,016.61	1.65%	8.25
Class C	1,000.00	1,016.61	1.65%	8.25

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Sector allocation
Delaware Tax-Free Pennsylvania Fund	As of February 28, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	96.79%
Corporate Revenue Bonds	8.98%
Education Revenue Bonds	17.41%
Electric Revenue Bonds	2.39%
Escrowed to Maturity Bonds	6.71%
Healthcare Revenue Bonds	24.22%
Housing Revenue Bonds	2.98%
Lease Revenue Bonds	8.19%
Local General Obligation Bonds	2.49%
Special Tax Revenue Bonds	3.65%
State & Territory General Obligation Bonds	7.97%
Transportation Revenue Bonds	10.66%
Water & Sewer Revenue Bonds	1.14%
Short-Term Investments	2.59%
Total Value of Securities	99.38%
Receivables and Other Assets Net of Liabilities	0.62%
Total Net Assets	100.00%

Statement of net assets
Delaware Tax-Free Pennsylvania Fund	February 28, 2011

	Principal amount	Value
Municipal Bonds – 96.79%
Corporate Revenue Bonds – 8.98%
Allegheny County Industrial Development Authority
Environmental Improvement Revenue
(U.S. Steel Corp.) 6.75% 11/1/24	$4,000,000	$4,086,280
Beaver County Industrial Development Authority
Pollution Control Revenue
•(Firstenergy General Corp.)
Series C 7.125% 6/1/28 (AMT)	7,500,000	7,604,100
Bucks County Industrial Development Authority
Environmental Improvement Revenue
(USX Project) 5.40% 11/1/17	2,250,000	2,313,675
Dauphin County Industrial Development Authority
Water Revenue (Dauphin Consolidated Water Supply
Project) Series B 6.70% 6/1/17	1,750,000	2,005,955
Indiana County Industrial Development Authority
Pollution Control Revenue (PSE&G Power Project)
5.85% 6/1/27 (AMT)	3,000,000	2,913,390
Pennsylvania Economic Development Financing
Authority Exempt Facilities Revenue
(Allegheny Energy Supply) 7.00% 7/15/39	6,500,000	6,997,965
•(Exelon Generation Project) Series A 5.00% 12/1/42	2,000,000	2,076,440
Pennsylvania Economic Development Financing
Authority Sewer Sludge Disposal Revenue
(Philadelphia Biosolids Facility) 6.25% 1/1/32	2,500,000	2,526,775
Pennsylvania Economic Development Financing
Authority Solid Waste Disposal Revenue
(Proctor & Gamble Paper Project)
5.375% 3/1/31 (AMT)	11,000,000	10,920,030
Pennsylvania Economic Development Financing
Authority Water Facility Revenue
(Pennsylvania-American Water Project) 6.20% 4/1/39	2,850,000	2,973,035
		44,417,645
Education Revenue Bonds – 17.41%
Allegheny County Higher Education Building
Authority Revenue
(Carnegie Mellon University Project) 5.25% 3/1/32	1,900,000	1,899,981
(Chatham College Project)
Series A 5.85% 3/1/22	525,000	525,809
Series A 5.95% 3/1/32	1,000,000	983,520
Series B 5.75% 11/15/35	4,000,000	3,773,440

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Allegheny County Higher Education Building
Authority Revenue (continued)
(Robert Morris University Project) Series A
5.50% 10/15/30	$1,275,000	$1,208,981
5.75% 10/15/40	2,200,000	2,080,496
Delaware County Authority College Revenue
(Eastern College Project) Series B
5.50% 10/1/19	3,410,000	3,409,795
5.50% 10/1/24	2,850,000	2,698,409
Delaware County Industrial Development
Authority Revenue (Chester Community Charter
School Project) Series A 6.125% 8/15/40	5,000,000	4,491,300
Erie Higher Education Building Authority College
Revenue (Mercyhurst College Project)
Series B 5.00% 3/15/23	750,000	754,185
Huntingdon County General Authority Revenue
(Juniata College) Series A 5.00% 5/1/30	2,650,000	2,545,564
Lehigh County General Purpose
Authority Revenue
(Desales University Project) 5.125% 12/15/23 (RADIAN)	5,000,000	4,732,199
(Muhlenberg College Project)
5.00% 2/1/29	740,000	742,856
5.25% 2/1/34	1,000,000	1,011,590
5.25% 2/1/39	2,750,000	2,756,958
Lycoming County Authority College Revenue
(Pennsylvania College of Technology Project)
5.375% 7/1/30 (AMBAC)	5,000,000	4,723,949
Montgomery County Higher Education & Health
Authority Revenue (Arcadia University)
5.625% 4/1/40	2,375,000	2,252,996
Northampton County General Purpose Authority
Revenue (Higher Education-Lehigh University)
5.00% 11/15/39	4,000,000	3,966,560
Pennsylvania Economic Development Financing
Authority School Revenue
(Germantown Friends School Project)
5.35% 8/15/31	2,820,000	2,823,017

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Pennsylvania Higher Educational Facilities Authority
College & University Revenue
(Drexel University Project) Series A
5.20% 5/1/29	$1,500,000	$1,489,440
5.20% 5/1/32	1,000,000	989,800
(Edinboro University Foundation)
5.875% 7/1/38	3,500,000	3,268,090
6.00% 7/1/42	1,400,000	1,319,108
6.00% 7/1/43	2,500,000	2,354,150
(Philadelphia University Project) 5.00% 6/1/35	1,665,000	1,432,616
(St. Joseph’s University) 5.00% 11/1/40	1,300,000	1,177,241
(Thomas Jefferson University Project)
Series B 4.125% 9/1/26 (AMBAC)	1,000,000	903,850
Un-Refunded Balance 5.00% 1/1/29	1,610,000	1,611,578
(Trustees of the University of Pennsylvania)
Series A 5.00% 9/1/29	1,000,000	1,052,700
(University of Pennsylvania) Series B
5.00% 9/1/26	1,450,000	1,542,394
5.00% 9/1/27	1,550,000	1,632,832
5.00% 9/1/30	1,000,000	1,033,950
5.00% 9/1/31	250,000	256,885
5.00% 9/1/32	1,000,000	1,023,300
(University Properties-East Stroudsburg) 5.00% 7/1/42	1,750,000	1,414,210
(Ursinus College Project) 5.125% 1/1/33 (RADIAN)	2,000,000	1,882,180
(Widener University)
5.00% 7/15/39	3,000,000	2,652,540
5.375% 7/15/29	650,000	642,116
Philadelphia Authority for Industrial Development Revenue
(First Philadelphia Charter) Series A 5.75% 8/15/32	4,000,000	3,336,600
(International Apartments Temple University)
Series A 5.375% 6/15/30	1,500,000	1,401,660
Series A 5.625% 6/15/42	3,000,000	2,731,980
(Master Charter School Project) 6.00% 8/1/35	1,610,000	1,583,580
Philadelphia Redevelopment Authority Revenue
(Beech Student Housing Complex Project) Series A
5.50% 7/1/35 (ACA)	1,525,000	1,158,375
5.625% 7/1/28 (ACA)	1,000,000	827,210
		86,099,990

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Electric Revenue Bonds – 2.39%
Philadelphia Gas Works Revenue
^(Capital Appreciation) Series 11-C
6.884% 1/1/12 (AMBAC)	$1,360,000	$1,296,583
(8th-1998 General Ordinance) Series A
5.00% 8/1/15	2,640,000	2,840,878
5.00% 8/1/16	3,000,000	3,246,720
Puerto Rico Electric Power Authority Revenue
Series WW 5.00% 7/1/28	4,800,000	4,427,616
		11,811,797
Escrowed to Maturity Bonds – 6.71%
Delaware County Authority Health Facilities Revenue
(Mercy Health Project) 6.00% 12/15/26	3,500,000	3,977,330
Pennsylvania Higher Educational Facilities
Authority Revenue (University of the Arts Project)
5.20% 3/15/25 (RADIAN)	4,490,000	4,802,414
Philadelphia Hospitals & Higher Education Facilities
Authority Revenue (Presbyterian Medical Center Project)
6.65% 12/1/19	13,000,000	15,865,330
Pittsburgh Urban Development Water & Sewer
Authority Revenue
(Crossover Refunding Projects) 7.25% 9/1/14 (FGIC)	4,345,000	4,841,764
Southcentral General Authority Revenue
(Wellspan Health Obligated Project)
5.625% 5/15/26	3,610,000	3,680,576
		33,167,414
Healthcare Revenue Bonds – 24.22%
Allegheny County Hospital Development Authority
Revenue (University of Pittsburg Medical Center)
5.50% 8/15/34	3,980,000	3,852,600
Berks County Municipal Authority Revenue
(Health Care-Pooled Financing Project)
5.00% 3/1/28	11,750,000	11,447,907
(Reading Hospital & Medical Center Project)
Series A-3 5.50% 11/1/31	10,000,000	10,095,299
Butler County Hospital Authority Revenue
(Butler Health System Project) 7.25% 7/1/39	8,000,000	8,730,080

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Ministries Project)
5.00% 1/1/36	$2,500,000	$2,051,225
6.375% 1/1/39	5,000,000	4,932,150
Dauphin County General Authority Health System
Revenue (Pinnacle Health System Project)
Series A 6.00% 6/1/36	6,500,000	6,191,315
Franklin County Industrial Development Authority
Revenue (Chambersburg Hospital Project)
5.375% 7/1/42	5,000,000	4,573,500
Lancaster County Hospital Authority Revenue
(Brethren Village Project) Series A 6.50% 7/1/40	3,000,000	2,741,160
(Health Center-Willow Valley Retirement Project)
5.875% 6/1/31	2,100,000	2,100,777
Lycoming County Authority Health System Revenue
(Susquehanna Health System Project)
Series A 5.75% 7/1/39	6,800,000	6,257,768
Montgomery County Higher Education & Health
Authority Revenue
(Abington Memorial Hospital) Series A
5.125% 6/1/32	6,500,000	6,126,185
5.125% 6/1/33	5,000,000	4,687,400
Montgomery County Industrial Development
Authority Revenue
(ACTS Retirement-Life Communities)
Series A-1 6.25% 11/15/29	700,000	709,296
(Foulkeways At Gwynedd Project) Series A
5.00% 12/1/24	1,000,000	942,060
5.00% 12/1/30	1,500,000	1,332,375
Mount Lebanon Hospital Authority Revenue
(St. Clair Memorial Hospital Project) Series A
5.625% 7/1/32	4,500,000	4,387,770
Pennsylvania Economic Development Financing
Authority Health System Revenue
(Albert Einstein Healthcare) Series A 6.25% 10/15/23	8,900,000	9,272,376
Pennsylvania Economic Development Financing Authority
Revenue (Dr. Gertrude A. Barber Center Project)
5.90% 12/1/30 (RADIAN)	2,250,000	2,117,385

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Pennsylvania Higher Educational Facilities
Authority Revenue
(University of Pennsylvania Health System)
5.00% 8/15/24	$4,850,000	$4,861,640
5.25% 8/15/26	3,910,000	3,922,395
5.75% 8/15/23	2,500,000	2,695,650
Philadelphia Hospitals & Higher Education Facilities
Authority Revenue (Temple University Health System)
Series A 5.50% 7/1/30	5,000,000	4,463,600
South Fork Municipal Hospital Authority Revenue
(Conemaugh Health System Project)
5.50% 7/1/29	3,500,000	3,273,445
St. Mary Hospital Authority Health System Revenue
(Catholic Health East)
6.25% 11/15/34	4,960,000	5,143,024
Series A 5.00% 11/15/40	1,950,000	1,712,607
Westmoreland County Industrial Development Authority
Revenue (Health System-Excela Health Project)
5.125% 7/1/30	1,200,000	1,127,700
		119,748,689
Housing Revenue Bonds – 2.98%
Allegheny County Residential Finance Authority Single
Family Mortgage Revenue Series KK-2
5.40% 5/1/26 (GNMA) (AMT)	2,540,000	2,544,191
Bucks County Industrial Development Authority
Multi-Family Housing Revenue Guaranteed
(New Hope Manor Project) Series A
5.40% 3/1/22 (AMT)	1,265,000	1,265,544
5.50% 3/1/41 (AMT)	5,340,000	5,194,752
Pennsylvania Housing Finance Agency
Single Family Mortgage Revenue
Series 94-A 5.15% 10/1/37 (AMT)	4,095,000	3,830,750
Philadelphia Authority for Industrial Development Revenue
(Germantown Senior Living Presbyterian Homes Project)
Series A 5.625% 7/1/35	2,295,000	1,896,060
		14,731,297

	Principal amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds – 8.19%
Allegheny County Industrial Development Authority
Lease Revenue (Residential Resource Project)
5.10% 9/1/26	$1,335,000	$1,148,234
5.125% 9/1/31	1,345,000	1,102,887
Pennsylvania Commonwealth Financing Authority
Revenue Series B 5.00% 6/1/31 (ASSURED GTY)	10,000,000	10,012,600
Pennsylvania Industrial Development Authority
Revenue (Economic Development)
5.50% 7/1/23	5,000,000	5,383,800
Philadelphia Authority for Industrial Development
Revenue (Sub-Air Cargo Project) Series A
7.50% 1/1/25 (AMT)	2,500,000	2,334,850
Philadelphia Municipal Authority Lease Revenue
6.50% 4/1/39	4,000,000	4,118,200
Puerto Rico Public Buildings Authority Revenue
Guaranteed (Government Facilities)
•Series M-2 5.50% 7/1/35 (AMBAC)	2,100,000	2,203,971
Un-Refunded Balance Series I 5.25% 7/1/33	15,500,000	14,185,134
		40,489,676
Local General Obligation Bonds – 2.49%
Allegheny County Series C-65 5.00% 5/1/18	3,765,000	4,110,665
Bethel Park School District 5.10% 8/1/33	3,000,000	3,045,030
Chester County Series C 5.00% 7/15/29	3,000,000	3,171,210
Greater Johnstown School District Series C
5.125% 8/1/25 (NATL-RE)	995,000	1,002,691
Mount Lebanon School District Series A
5.00% 2/15/34	1,000,000	1,012,100
		12,341,696
Special Tax Revenue Bonds – 3.65%
Guam Government Limited Obligation Revenue
(Section 30) Series A
5.625% 12/1/29	95,000	93,746
5.75% 12/1/34	3,170,000	3,097,439
Pennsylvania Intergovernmental Cooperation Authority
5.00% 6/15/21	2,000,000	2,241,300
Pittsburgh & Allegheny County Sports & Exhibition
Authority 5.00% 2/1/35 (AGM)	4,750,000	4,459,918

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

		Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Ω	Puerto Rico Sales Tax Financing Revenue First
	Subordinate (Convertible Capital Appreciation Bonds)
	Series A 6.75% 8/1/32	$9,080,000	$7,352,438
•	Washington County Redevelopment Authority Revenue
	(Victory Centre Project-Tanger)
	Series A 5.45% 7/1/35	1,000,000	812,000
			18,056,841
State & Territory General Obligation Bonds – 7.97%
	Pennsylvania
	First Series
	5.00% 3/15/18	4,100,000	4,766,824
	5.00% 3/15/28	5,000,000	5,234,150
	Second Series
	5.00% 4/15/18	4,335,000	5,041,432
	5.00% 1/1/22	10,000,000	10,932,399
	Puerto Rico Commonwealth Public Improvement Series A
	5.25% 7/1/15	3,250,000	3,409,088
	5.50% 7/1/19 (NATL-RE) (IBC)	9,650,000	10,025,096
			39,408,989
Transportation Revenue Bonds – 10.66%
	Allegheny County Airport Revenue (Pittsburgh
	International Airport Project) Series A
	5.75% 1/1/14 (NATL-RE) (AMT)	6,910,000	7,258,886
	Delaware River Port Authority (Port District Project)
	Series B 5.70% 1/1/21 (AGM)	8,560,000	8,574,209
	Lehigh Northampton Airport Authority Revenue (Lehigh
	Valley Airport Project) Series A
	6.00% 5/15/25 (NATL-RE) (AMT)	1,525,000	1,526,571
	6.00% 5/15/30 (NATL-RE) (AMT)	2,700,000	2,588,436
	Pennsylvania Economic Development Financing
	Authority Exempt Facilities Revenue
	(Amtrak Project) Series A 6.375% 11/1/41 (AMT)	5,000,000	5,009,800
	Pennsylvania Economic Development Financing Authority
	Revenue (30th Street Station Garage Project)
	5.875% 6/1/33 (ACA) (AMT)	4,500,000	4,308,525
	Pennsylvania Turnpike Commission Revenue
	Series R 5.00% 12/1/30 (AMBAC)	2,500,000	2,450,600
	Sub-Series B 5.25% 6/1/39	3,000,000	2,872,080

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Pennsylvania Turnpike Commission Revenue (continued)
Sub-Series D 5.125% 12/1/40	$3,945,000	$3,690,942
(Convertible Capital Appreciation Bonds)
ΩSub-Series C2 5.35% 12/1/30	1,500,000	1,077,240
ΩSub-Series C2 5.45% 12/1/35	6,200,000	4,125,170
Philadelphia Airport Revenue Series A 5.375% 6/15/29
(ASSURED GTY)	4,030,000	4,138,931
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series AA 5.50% 7/1/18 (NATL-RE)	4,000,000	4,175,040
Un-Refunded Balance Series G 5.00% 7/1/33	1,030,000	900,642
		52,697,072
Water & Sewer Revenue Bonds – 1.14%
Cambridge Area Joint Authority Guaranteed
Sewer Revenue
5.625% 12/1/28	1,150,000	1,164,571
6.00% 12/1/37	1,000,000	1,001,640
Philadelphia Water & Waste Revenue
5.25% 12/15/14 (AMBAC)	3,150,000	3,480,246
		5,646,457
Total Municipal Bonds (cost $477,969,680)		478,617,563

Short-Term Investments – 2.59%
¤Variable Rate Demand Notes – 2.59%
Allegheny County Hospital Development Authority
Revenue (University of Pittsburgh Medical Center)
0.20% 5/15/38 (LOC-PNC Bank N.A.)	3,000,000	3,000,000
Chester County Industrial Development Authority
Revenue (Archdiocese of Philadelphia)
0.21% 7/1/31 (LOC-Wachovia Bank N.A.)	100,000	100,000
Erie County Hospital Authority Revenue
(Hamot Health Foundation)
0.20% 5/15/20 (LOC-PNC Bank N.A.)	2,610,000	2,610,000
Philadelphia Authority for Industrial Development
Revenue (Newcourtland Elder Services Project)
0.20% 3/1/27 (LOC-PNC Bank N.A.)	3,000,000	3,000,000
Southeastern Pennsylvania Transportation Authority
Revenue 0.20% 3/1/22 (LOC-PNC Bank N.A.)	4,100,000	4,100,000
Total Short-Term Investments (cost $12,810,000)		12,810,000

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

Total Value of Securities – 99.38%
(cost $490,779,680)	$491,427,563
Receivables and Other Assets
Net of Liabilities – 0.62%	3,061,277
Net Assets Applicable to 65,456,802
Shares Outstanding – 100.00%	$494,488,840

Net Asset Value – Delaware Tax-Free Pennsylvania Fund
Class A ($470,369,095 / 62,264,954 Shares)	$7.55
Net Asset Value – Delaware Tax-Free Pennsylvania Fund
Class B ($2,549,112 / 337,550 Shares)	$7.55
Net Asset Value – Delaware Tax-Free Pennsylvania Fund
Class C ($21,570,633 / 2,854,298 Shares)	$7.56

Components of Net Assets at February 28, 2011:
Shares of beneficial interest (unlimited authorization – no par)	$497,532,893
Accumulated net realized loss on investments	(3,691,936)
Net unrealized appreciation of investments	647,883
Total net assets	$494,488,840

•	Variable rate security. The rate shown is the rate as of February 28, 2011. Interest rates reset periodically.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

Summary of abbreviations:
ACA — Insured by American Capital Access
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by Assured Guaranty Corporation
FGIC — Insured by Financial Guaranty Insurance Company
GNMA — Government National Mortgage Association Collateral
IBC — Insured Bond Certificate
LOC — Letter of Credit
NATL-RE — Insured by National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Pennsylvania Fund
Net asset value Class A (A)	$7.55
Sales charge (4.50% of offering price) (B)	0.36
Offering price	$7.91

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Tax-Free Pennsylvania Fund	Year Ended February 28, 2011

Investment Income:
Interest		$27,959,054

Expenses:
Management fees	$2,877,098
Distribution expenses – Class A	1,416,503
Distribution expenses – Class B	33,289
Distribution expenses – Class C	200,813
Dividend disbursing and transfer agent fees and expenses	284,208
Accounting and administration expenses	207,811
Legal fees	56,330
Reports and statements to shareholders	55,243
Audit and tax	37,888
Trustees’ fees	28,939
Insurance fees	23,757
Registration fees	17,109
Pricing fees	12,807
Custodian fees	9,115
Dues and services	7,929
Consulting fees	7,097
Trustees’ expenses	2,194	5,278,130
Less fees waived		(162,893)
Less waived distribution expenses – Class A		(229,685)
Less expense paid indirectly		(522)
Total operating expenses		4,885,030
Net Investment Income		23,074,024

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments		(1,757,787)
Net change in unrealized appreciation/depreciation of investments		(18,427,639)
Net Realized and Unrealized Loss on Investments		(20,185,426)

Net Increase in Net Assets Resulting from Operations		$2,888,598

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free Pennsylvania Fund

	Year Ended
	2/28/11	2/28/10
Increase (Decrease) in Net Assets from Operations:
Net investment income	$23,074,024	$22,522,761
Net realized gain (loss) on investments	(1,757,787)	11,817,250
Net change in unrealized
appreciation/depreciation of investments	(18,427,639)	27,552,891
Net increase in net assets resulting from operations	2,888,598	61,892,902

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(22,217,374)	(21,853,729)
Class B	(121,830)	(183,893)
Class C	(734,820)	(488,131)

Net realized gain on investments:
Class A	(4,203,113)	(6,236,039)
Class B	(27,480)	(57,664)
Class C	(169,260)	(171,893)
	(27,473,877)	(28,991,349)

Capital Share Transactions:
Proceeds from shares sold:
Class A	38,802,304	27,667,034
Class B	54,121	83,492
Class C	9,423,831	4,444,665
Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	16,896,305	17,887,445
Class B	105,860	148,049
Class C	735,859	537,352
	66,018,280	50,768,037

	Year Ended
	2/28/11	2/28/10
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(65,581,343)	$(42,476,369)
Class B	(1,749,983)	(1,864,698)
Class C	(3,272,992)	(1,580,162)
	(70,604,318)	(45,921,229)
Increase (decrease) in net assets
derived from capital share transactions	(4,586,038)	4,846,808
Net Increase (Decrease) in Net Assets	(29,171,317)	37,748,361

Net Assets:
Beginning of year	523,660,157	485,911,796
End of year (there was no undistributed net investment
income at either year end)	$494,488,840	$523,660,157

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Tax-Free Pennsylvania Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses2
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to fees waived and expense paid indirectly
Interest and fees on short-term floating rate notes issued
Total expenses prior to fees waived and expense paid indirectly2
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

2 Total expenses and total expenses prior to fees waived and expense paid indirectly include interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 8 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Year Ended
2/28/11	2/28/10	2/28/09	2/29/08	2/28/07
$7.920	$7.410	$7.610	$8.140	$8.110

0.349	0.346	0.329	0.327	0.337
(0.304)	0.609	(0.200)	(0.517)	0.033
0.045	0.955	0.129	(0.190)	0.370

(0.349)	(0.346)	(0.329)	(0.340)	(0.340)
(0.066)	(0.099)	—	—	—
(0.415)	(0.445)	(0.329)	(0.340)	(0.340)

$7.550	$7.920	$7.410	$7.610	$8.140

0.48%	13.15%	1.70%	(2.44% )	4.68%

$470,369	$503,534	$468,737	$498,583	$553,230

0.90%	0.93%	0.90%	0.90%	0.91%
0.00%	0.00%	0.00%	0.11%	0.11%
0.90%	0.93%	0.90%	1.01%	1.02%

0.98%	0.98%	0.96%	0.96%	0.97%
0.00%	0.00%	0.00%	0.11%	0.11%
0.98%	0.98%	0.96%	1.07%	1.08%
4.42%	4.46%	4.34%	4.21%	4.18%

4.34%	4.41%	4.28%	4.15%	4.12%
31%	43%	24%	7%	10%

Financial highlights
Delaware Tax-Free Pennsylvania Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses2
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to fees waived and expense paid indirectly
Interest and fees on short-term floating rate notes issued
Total expenses prior to fees waived and expense paid indirectly2
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

2 Total expenses and total expenses prior to fees waived and expense paid indirectly include interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 8 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Year Ended
2/28/11	2/28/10	2/28/09	2/29/08	2/28/07
$7.910	$7.410	$7.610	$8.130	$8.110

0.289	0.287	0.271	0.276	0.275
(0.294)	0.598	(0.200)	(0.517)	0.023
(0.005)	0.885	0.071	(0.241)	0.298

(0.289)	(0.286)	(0.271)	(0.279)	(0.278)
(0.066)	(0.099)	—	—	—
(0.355)	(0.385)	(0.271)	(0.279)	(0.278)

$7.550	$7.910	$7.410	$7.610	$8.130

(0.16% )	12.15%	0.92%	(3.07% )	3.76%

$2,549	$4,259	$5,543	$7,540	$11,660

1.66%	1.69%	1.67%	1.67%	1.68%
0.00%	0.00%	0.00%	0.11%	0.11%
1.66%	1.69%	1.67%	1.78%	1.79%

1.69%	1.70%	1.69%	1.69%	1.70%
0.00%	0.00%	0.00%	0.11%	0.11%
1.69%	1.70%	1.69%	1.80%	1.81%
3.66%	3.70%	3.57%	3.44%	3.41%

3.63%	3.69%	3.55%	3.42%	3.39%
31%	43%	24%	7%	10%

Financial highlights
Delaware Tax-Free Pennsylvania Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses2
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to fees waived and expense paid indirectly
Interest and fees on short-term floating rate notes issued
Total expenses prior to fees waived and expense paid indirectly2
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

2 Total expenses and total expenses prior to fees waived and expense paid indirectly include interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 8 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Year Ended
2/28/11	2/28/10	2/28/09	2/29/08	2/28/07
$7.920	$7.420	$7.610	$8.140	$8.110

0.289	0.287	0.271	0.276	0.275
(0.294)	0.598	(0.190)	(0.527)	0.033
(0.005)	0.885	0.081	(0.251)	0.308

(0.289)	(0.286)	(0.271)	(0.279)	(0.278)
(0.066)	(0.099)	—	—	—
(0.355)	(0.385)	(0.271)	(0.279)	(0.278)

$7.560	$7.920	$7.420	$7.610	$8.140

(0.15% )	12.14%	1.06%	(3.19% )	3.88%

$21,571	$15,867	$11,632	$9,761	$8,410

1.66%	1.69%	1.67%	1.67%	1.68%
0.00%	0.00%	0.00%	0.11%	0.11%
1.66%	1.69%	1.67%	1.78%	1.79%

1.69%	1.70%	1.69%	1.69%	1.70%
0.00%	0.00%	0.00%	0.11%	0.11%
1.69%	1.70%	1.69%	1.80%	1.81%
3.66%	3.70%	3.57%	3.44%	3.41%

3.63%	3.69%	3.55%	3.42%	3.39%
31%	43%	24%	7%	10%

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund	February 28, 2011

Delaware Group® State Tax-Free Income Trust (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free Pennsylvania Fund is to seek a high level of current interest income exempt from federal income tax and Pennsylvania state personal income tax, consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (February 29, 2008 – February 28, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the

Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Interest and Related Expenses — Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees from the Fund’s participation in inverse floater programs where the Fund has transferred its own bonds to a trust that issues floating rate securities with an aggregate principal amount equal to the principal of the transferred bonds. In conveyance of the bond, the Fund receives the inverse floating rate securities and cash from the trust. As a result of certain rights retained by the Fund, the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes whereby the cash received is recorded as a liability and interest expense is recorded based on the interest rate of the floating rate securities. Remarketing fees, liquidity fees, and trustees’ fees expenses are recorded on the accrual basis.

The Fund sold out of its inverse floater position on March 14, 2008.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended February 28, 2011.

The Fund may receive earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended February 28, 2011, the Fund earned $ 522 under this agreement.

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Effective June 28, 2010, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan and certain other expenses) do not exceed 0.64% of the Fund’s average daily net assets through June 28, 2011. For purposes of these waivers and reimbursement, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Funds’ Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Funds. Prior to June 28, 2010, there was no advisory fee waiver in place.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended February 28, 2011, the Fund was charged $ 26,192 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 expenses to be paid by Class A shareholders of the Fund will be sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above. DDLP has contracted to limit distribution and service fees through June 28, 2011, in order to prevent distribution and service fees of the Class A shares from exceeding 0.25% of average daily net assets. This contractual waiver is applied to the shares of the Fund that were acquired on or after June 1, 1992 in calculating the applicable 12b-1 fee rate.

At February 28, 2011, the Fund had liabilities payable to affiliates as follows:

Investment management fees payable to DMC	$190,000
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	11,537
Distribution fees payable to DDLP	103,007
Other expenses payable to DMC and affiliates*	17,344

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended February 28, 2011, the Fund was charged $5,919 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended February 28, 2011, DDLP earned $67,468 for commissions on sales of the Fund’s Class A shares. For the year ended February 28, 2011, DDLP received gross CDSC commissions of $0, $425 and $2,855 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustee’s of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended February 28, 2011, the Fund made purchases of $159,110,923 and sales of $175,367,685 of investment securities other than short-term investments.

At February 28, 2011, the cost of investments for federal income tax purposes was $490,779,680. At February 28, 2011, net unrealized appreciation was $647,883, of which $13,084,281 related to unrealized appreciation of investments and $12,436,398 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

3. Investments (continued)

liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of February 28, 2011:

Level 2
Municipal Bonds	$478,617,563
Short-Term Investments	12,810,000
Total	$491,427,563

There were no Level 1 or Level 3 securities at the beginning or end of the year.

During the year ended February 28, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended February 28, 2011 and 2010 was as follows:

	Year Ended
	2/28/11	2/28/10
Ordinary income	$1,193,250	$299,508
Tax-exempt income	22,675,584	22,226,245
Long-term capital gain	3,605,043	6,465,596
Total	$27,473,877	$28,991,349

5. Components of Net Assets on a Tax Basis

As of February 28, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$497,532,893
Distributions payable	(341,713)
Undistributed tax-exempt Income	341,713
October losses	(3,691,936)
Unrealized appreciation of investments	647,883
Net assets	$494,488,840

Post-October losses represent losses realized on investment transactions from November 1, 2010 through February 28, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended February 28, 2011, the Fund recorded the following reclassifications.

Accumulated net realized loss	$65,571
Paid-in capital	(65,571)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	2/28/11	2/28/10
Shares sold:
Class A	4,950,129	3,537,045
Class B	6,791	10,730
Class C	1,181,507	567,882

Shares issued upon reinvestment of dividends and distributions:
Class A	2,147,276	2,346,027
Class B	13,436	19,087
Class C	93,666	71,531
	8,392,805	6,552,302
Shares repurchased:
Class A	(8,441,567)	(5,494,667)
Class B	(220,868)	(239,394)
Class C	(424,611)	(203,898)
	(9,087,046)	(5,937,959)
Net increase (decrease)	(694,241)	614,343

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

6. Capital Shares (continued)

For the years ended February 28, 2011 and 2010, 165,535 Class B shares were converted to 165,535 Class A shares valued at $1,311,824 and 152,820 Class B shares were converted to 152,820 Class A shares valued at $1,191,984, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The line of credit expired on November 16, 2010.

Effective as of November 16, 2010, the Fund along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $50,000,000 revolving line of credit. The agreement as amended is to be used as described above and operates in substantially the same manner as the original agreement. The new line of credit under the agreement as amended expires on November 15, 2011. The Fund had no amounts outstanding as of February 28, 2011, or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Inverse Floaters — The Fund may participate in inverse floater programs where it transfers its own bonds to a trust that issues floating rate securities and inverse floating rate securities (inverse floaters) with an aggregate principal amount equal to the principal of the transferred bonds. The inverse floaters received by the Fund are derivative tax-exempt obligations with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of the inverse floaters will generally be more volatile than other tax-exempt investments. The Fund typically uses inverse floaters to adjust the duration of its portfolio. Duration measures a portfolio’s sensitivity to changes in interest rates. By holding inverse floaters with a different duration than the underlying bonds that the Fund transferred to the trust, the Fund seeks to adjust its portfolio’s sensitivity to changes in interest rates. The Fund may also invest in inverse floaters to add additional income to the Fund or to adjust the Fund’s exposure to a specific segment of the yield curve. At February 28, 2011, the Fund held no inverse floaters.

9. Credit and Market Risk

The Fund concentrates its investments in securities issued by Pennsylvania municipalities. The value of these investments may be adversely affected by new legislation within Pennsylvania, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At February 28, 2011, 18.91% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the statement of net assets.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

9. Credit and Market Risk (continued)

individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of February 28, 2011, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined no material events or transactions occurred subsequent to February 28, 2011 that would require recognition or disclosure in the Fund’s financial statements.

12. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended February 28, 2011, the Fund designates distributions paid during the year as follows:

(A)	Ordinary Income Distributions (Tax Basis)	4.34%
(B)	Tax-Exempt Distributions (Tax Basis)	82.54%
(C)	Long-Term Capital Gain Distributions (Tax Basis)	13.12%
	Total Distributions (Tax Basis)	100.00%

(A), (B), and (C) are based on a percentage of the Fund’s total distributions.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group State Tax-Free Income Trust
and the Shareholders of Delaware Tax-Free Pennsylvania Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free Pennsylvania Fund (constituting Delaware Group State Tax-Free Income Trust, hereafter referred to as the "Fund") at February 28, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended February 28, 2010 and the financial highlights for each of the four years in the period ended February 28, 2010 were audited by other independent accountants whose report dated April 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
April 14, 2011

Other Fund information
(Unaudited)
Delaware Tax-Free Pennsylvania Fund

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Delaware Group® State Tax-Free Income Trust (the Trust) effective April 28, 2010. At a meeting held on February 18, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending February 28, 2011. During the fiscal years ended February 28, 2010 and February 28, 2009, E&Y’s audit reports on the financial statements of the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Trust’s financial statements.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	77	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2		Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007 – 2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	77	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)

Investment Manager		Chairman of Investment
Morgan Stanley & Co.		Committee
(January 1984–March 2004)		Pennsylvania Academy of
Fine Arts

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

President	77	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
Director
President		Community Health Systems
Franklin & Marshall College
(July 2002–July 2010)		Director — Ecore
International
Executive Vice President		(2009 – 2010)
University of Pennsylvania
(April 1995–June 2002)		Director — Allied
Barton Securities Holdings
(2005 – 2008)

Founder and	77	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	77	None
Assurant, Inc. (Insurance)
(2002–2004)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	77	Director and Audit
ARL Associates		Committee Chair –
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001 – 2009)

Director and Audit
Committee Chairperson –
Andy Warhol Foundation
(1999 – 2007)

President and	77	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.
(1987 – 2010)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
2005 Market Street
Philadelphia, PA 19103
February 1936

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director
Banner Health
(1996 – 2007)

Vice President and Treasurer	77	Director
(January 2006–Present)		Okabena Company
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	77	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(2003 – 2008)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	77	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	77	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	77	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	77	None4
various executive capacities
at different times at
Delaware Investments.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Pennsylvania Fund and the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

John A. Fry
Thomas F. Madison
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $30,900 for the fiscal year ended February 28, 2011.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $31,238 for the fiscal year ended February 28, 2010.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended February 28, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $380,500 for the registrant’s fiscal year ended February 28, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: Audit procedures performed on Delaware Investments for its consolidation into Macquarie's group financial statements as of March 31, 2010, as well as billings for the year end March 31, 2011 audit procedures for consolidation into the group's financial statements and Delaware subsidiary audit procedures.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended February 28, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended February 28, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,750 for the fiscal year ended February 28, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: Review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended February 28, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: State and local tax services.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $11,950 for the fiscal year ended February 28, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 28, 2010.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended February 28, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 28, 2011.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended February 28, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 28, 2010.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $0 and $ $211,664 for the registrant’s fiscal years ended 2011, and 2010, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

     Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

     Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant:

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	May 5, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	May 5, 2011

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	May 5, 2011